                                                        Exhibit (lxxii)

                               AMENDMENT NO. 1
                                      TO
                     THE NORTH AMERICAN COAL CORPORATION
                       SALARIED EMPLOYEES PENSION PLAN
               (As Amended and Restated as of January 1, 1989)
               -----------------------------------------------

   The North American Coal Corporation hereby adopts this Amendment No. 1 to The North American Coal Corporation Salaried Employees Pension Plan (As Amended and Restated as of January 1, 1989) (the "Plan"). The provisions of this Amendment shall be effective as of January 1, 1989. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.

                                  SECTION 1
                                  ---------

   Section 5.07 of the Plan is hereby deleted from the Plan.


   EXECUTED this 6th day of August, 1993, to be effective as stated herein.


                                          THE NORTH AMERICAN COAL
                                          CORPORATION


                                           By: Thomas A. Koza
                                              -----------------------------
                                              Title: Vice President-
                                                     Law and Administration
                                                     and Secretary





VOL402CL Doc: 154123.1